UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2006 (August 2, 2006)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 2, 2006, as part of a previously announced stock repurchase program, the Company entered into a Stock Purchase Plan (the “Plan”) with an agent for the purchase of shares of the Company’s common stock that complies with the requirements of Rule 10b5-1 promulgated by the Securities Exchange Act of 1934. The term of the Plan will run from August 2, 2006 until October 31, 2006, unless earlier terminated. During that term, the agent will, subject to applicable trading rules, use its best efforts to repurchase a number of shares of the Company’s common stock, if any, that will be determined under the terms of the Plan each trading day based on the trading price of the stock on that day. Shares will be repurchased by the agent at the prevailing market prices, in open market transactions intended to comply with Rule 10b-18 of the Exchange Act. Either the Company or the agent may terminate the Plan.
In addition to the Stock Purchase Plan, the Company may purchase additional shares through discretionary repurchases in a program with the agent intended to comply with Rule 10b-18 under the Exchange Act, privately negotiated transactions or additional Rule 10b5-1 stock repurchase plans (each a “Discretionary Purchase”) up to the total outstanding authorization.
Depending upon prevailing market conditions and other factors, there can be no assurance that any or all authorized shares of common stock will be purchased pursuant to the Plan, program or otherwise. In no event will the cumulative amount of common stock purchased under the Plan and through Discretionary Purchases during the term of the Plan exceed $972.5 million, inclusive of all commissions and fees paid to the agent by the Company related to such repurchases.
Forward-Looking Statements
This Form 8-K contains certain “forward-looking statements” (as defined in Section 21E of the Exchange Act, as amended) that reflect the Company’s expectations regarding future events. These forward-looking statements reflect the Company’s current beliefs and expectations and are based on information currently available to the Company. Accordingly, these statements are subject to known and unknown risks, uncertainties and other factors that could cause actual events to differ from those expressed in, or implied by, these statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and all subsequent filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. As a result, no assurance can be given that the Company’s beliefs and expectations covered by such forward-looking statements will be achieved. The Company is not obligated and has no intention to update or revise these forward-looking statements to reflect new events, information or circumstances.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: August 4, 2006	By:	/s/Sandra E. Alford

Sandra E. Alford
Corporate Secretary